UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2006

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Blakely and Drinker Streets, Dunmore, PA		18512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 570-342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01                                               Entry into a Material Definitive Agreement

On January 4, 2006, the Registrant, Fidelity Deposit & Discount Bank (the “Bank”), the Registrant’s wholly-owned subsidiary, and Steven C. Ackmann entered into an amendment to Mr. Ackmann’s Executive Employment Agreement originally dated June 21, 2004 (the “Amendment”).

The Amendment adds language which makes payments to Mr. Ackmann compliant with Section 409A of the Internal Revenue Code. The Amendment also revises the definitions of “Change in Control” and “Date of Change of Control.”

The Amendment, attached hereto as Exhibit 99.1, is incorporated by reference into this Item 1.01.

Item 9.01                                               Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Amendment to Executive Employment Agreement made by and among Fidelity D&D Bancorp, Inc., Fidelity Deposit & Discount Bank, and Steven C. Ackmann dated as of January 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: January 9, 2006	BY:	/s/ Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Amendment to Executive Employment Agreement made by and among Fidelity D&D Bancorp, Inc., Fidelity Deposit & Discount Bank, and Steven C. Ackmann dated as of January 4, 2006.